            EXHIBIT 21
            CATALINA MARKETING CORPORATION
            SUBSIDIARIES OF REGISTRANT
Catalina Marketing Sales Corporation,
            a Delaware corporation

Catalina Marketing Retail Sales Corporation,
            a Delaware corporation

Catalina Marketing International, Inc.,
            a Delaware corporation

Catalina Marketing Worldwide, Inc.,
            a Delaware corporation

Catalina Electronic Clearing Services, Inc.,
            a Delaware corporation

Catalina Marketing of Mexico, Inc.,
            a Delaware corporation

Catalina Marketing of France, Inc.,
            a Delaware corporation

Catalina Marketing de France, S.A.,
            a French corporation

Catalina Marketing U.K., Inc.,
            a Delaware corporation

Catalina Marketing U.K., Ltd.,
            a United Kingdom corporation

Catalina Marketing of Belgium, Inc.,
            a Delaware corporation

Catalina Marketing Belgium, S.C.A.,
            a Belgian limited partnership

Catalina Marketing of Iberia, Inc.,
            a Delaware corporation

Health Resources Publishing Company,
            a Delaware corporation

SuperMarkets Online, Inc.,
            a Delaware corporation

SuperMarkets Online Holdings, Inc.,
            a Delaware corporation

Catalina-Pacific Media, L.L.C.,
            a Delaware limited liability company

Pacific Media, K.K.,
            a Japanese corporation

Market Logic, Inc.,
            A California corporation

Catalina Marketing Loyalty Holdings, Inc.,
            A Delaware corporation

CompuScan Marketing, Inc.,
            A Pennsylvania corporation

Dynamic Controls, Inc.,
            A Delaware corporation

Alliance Research, Inc.,
            A Delaware corporation

Catalina Marketing Italia, s.r.l.,
            An Italian corporation

Catalina Marketing Japan, K.K.,
            A Japanese corporation

CMJ Investments, LLC,
            A Delaware limited liability company

Market Intelligence, Inc.,
            An Illinois corporation

Newco II, Inc.,
            A Delaware corporation

Health Data Corporation
            A Delaware corporation

Newco III, Inc.,
            A Delaware corporation

CompuScan Technologies, Inc.,
            A Delaware corporation

Savings4me, Ltd.,
            A United Kingdom corporation